WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Donald E. Morel, Jr., Ph.D.

Chairman & Chief Executive Officer

William J. Federici

Vice President & Chief Financial Officer

UBS Global Life Sciences

September 27, 2006

NYSE: WST

www.westpharma.com

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

         Certain statements contained in this presentation and certain statements that may be made by management of the
Company orally during this presentation are forward-looking statements that set forth anticipated results based on management’s plans and assumptions. Such statements give our current expectations or forecasts of future events – they do not relate strictly to historical or current facts. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results. We have tried, wherever possible, to identify such statements by using words such as
“estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.

         We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We cannot predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include the following:  sales demand; timing and commercial success of customers’ products incorporating our products and services, including specifically, the Exubera® Inhalation-Powder insulin device; customers’ changes to inventory requirements and manufacturing plans that alter existing orders or ordering patterns for our products; our ability to pass raw-material cost increases on to customers through price increases; maintaining or improving production efficiencies and overhead absorption; physical limits on manufacturing capacity that may limit our ability to satisfy anticipated demand; the availability of labor to meet increased demand; competition from other providers; the successful integration of acquired businesses; average profitability, or mix, of products sold in a reporting period; financial performance of unconsolidated affiliates; strength of the U.S. dollar in relation to other currencies, particularly the Euro, UK
Pound, Danish Krone, Japanese Yen and Singapore Dollar; higher interest rates; the availability and cost of property and casualty insurance; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products, including products produced in northern
Israel;  raw-material price escalation, particularly petroleum-based raw materials, and energy costs; and availability, and pricing of materials that may be affected by vendor concerns with exposure to product-related liability.

         We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement

UBS Global Life Sciences 2006

Investing for Sustainable Growth

Corporate Profile

World's premier manufacturer of
components and systems for
injectable drug delivery

Stoppers and seals for vials

Disposable components
used in syringe, IV, blood
collection and diagnostic
systems

Founded in 1923

HQ in Lionville, PA

2005 sales $700M

Market capitalization $1.3 Billion

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

NOVARTIS
MERCK
gsk GlaxoSmithKline
AstraZeneca
Pfizer
Lilly
novo nordisk

AMGEN
Genentech IN BUSINESS FOR LIFE
Roche
NEKTAR
sanofi aventis
Bristol-Myers Squibb

Medtronic When Life Depends on Medical Technology
BD
Johnson & Johnson
Procter & Gamble
Baxter
B|BRAUN

Wyeth
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Abbott Laboratories
IVAX

Investing for Sustainable Growth

Diverse Customer Base

Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in Biotech

UBS Global Life Sciences 2006

Investing for Sustainable Growth

32 manufacturing sites

34 sales offices

7 technical centers

6,000 employees worldwide

Global Presence

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Key Company Developments

Acquisition of Monarch Laboratories

Acquisition of The Tech Group

Acquisition of Medimop

Sale of GFI Clinical Unit

Sale of Contract Manufacturing Operations

New management team

Restructuring and increased CAPEX

Sale of OTC Research Services Group

Kinston plant accident

Kinston restart

2-for-1 stock split

Divestiture of Drug Delivery

FY 2005

FY 2004

FY 2003

FY 2002

FY 2001

2003-2005

Recorded Record Sales and Earnings

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$376
$413
$483
$542
$593
$666
2001
2002
2003
2004
2005
2006E

Investing for Sustainable Growth

(in millions)

Strong Sales Growth

$224

          Acquisitions

           Core Business

$107

UBS Global Life Sciences 2006

Pharmaceutical
Pkg
$416 MM
59%
Disposable
Medical
Components
$98 MM
14%
Tech Device
Group
$137 MM
20%
Laboratory and
Other Services
$49 MM
7%

Investing for Sustainable Growth

FY05 Net sales: Approx. $700 MM

Markets

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Europe, 41%
North America, 49%
South America, 4%
Asia Pacific, 6%

Investing for Sustainable Growth

Geographic Sales Mix
   (2005, based on point of sale)

Pharmaceutical Systems Competitive Edge

Unmatched experience/expertise: drug material
interface

Ability to source components from multiple
locations globally

Protected IP: West’s components and systems

Regulatory barrier to entry:  NDA and ANDA
filing must include reference to all
packaging/components in contact with the drug:

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/ functionality studies for new filing

UBS Global Life Sciences 2006

Investing for Sustainable Growth

Pharmaceutical Systems Growth Strategy

Maximize the value of West’s core business

  Market segmentation

Generate maximum value from key growth drivers

New product innovation

Lean manufacturing

Geographic expansion

Strategic acquisitions

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Pharmaceutical Systems Capabilities

Offer elastomeric components with advanced
coatings and barrier films

Post manufacturing processes to increase efficiency
of injectable drug production

Anti-counterfeiting technologies

Contract analytical services

Plastic and glass material testing

UBS Global Life Sciences 2006

Investing for Sustainable Growth

FluroTec® and

Barrier Coatings

Westar®
Processing

West SpectraTM

Biotechnology/Oncology

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Reconstitution Systems

Needleless Drug

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

MUST BE DILUTED

Investing for Sustainable Growth

Anti- counterfeiting/product tracking

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Systems and Components

Prefillable syringes

West Pharmaceutical Services
UBS Global Life Sciences 2006

The Tech Group®

A West Pharmaceutical Services Company

Investing for Sustainable Growth

UBS Global Life Sciences 2006

Investing for Sustainable Growth

Tech Group Growth Strategy

Build market share in multi-component systems
for drug delivery

Leverage West and Tech customer base

Develop a portfolio of drug delivery systems for
injectable, transmucosal, and pulmonary delivery

Pursue selected consumer opportunities

License or acquire innovative technologies

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

-
-
-
-
-

Investing for Sustainable Growth

The Tech Group Capabilities

Custom contract-manufacturing services

Precision plastic injection-molding and assembly

Expertise in product design, including in-house mold
design and construction

Automated assembly solutions

Quick-response center for developmental and
prototype tooling

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Drug Delivery
Components and
Systems

Health Care and
Consumer Products

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Diabetes

Components

for Pen System Applications

Components for

Traditional System
Applications

Devices

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

Tech Group Competitive Edge

Technical excellence

Regulatory expertise

Analytical lab services

Tooling

High volume assembly

Six Sigma support

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

Investing for Sustainable Growth

   .12

-

-

-

-

-

Interest Payment

$1.15*

$1.40

$1.33

$1.32

   $.96

$.83

EPS Non-GAAP

-

-

(.02)

-

-

-

Affiliate Gain

-

-

    .30

(.42)

-

-

Kinston

-

-

-

-

(.03)

-

Foreign Currency

   (.02)

   .05

(.07)

-

(.09)

-

Unusual Tax
Items

-

(.04)

    .03

    .26

   .30

  .05

Restructuring

$1.05

$1.39

$1.09

$1.48

$.78

$.78

EPS Reported

1st H 06

2005

2004

2003

2002

2001

GAAP/Non-GAAP Reconciliation

* Included in 2006 full-year non GAAP EPS guidance of $1.82- $1.88.

This information is being provided for the convenience of readers in making comparisons between the periods presented and other periods

Second Quarter Results
($ in millions, except per share data)

$0.38

$0.62

E.P.S. from Continuing Operations

$0.37

$0.62

Non-GAAP E.P.S. from Continuing Operations

$12.2

$20.7

Income from Continuing Operations

$19.9

$32.1

Operating Profit

$31.9

$36.9

Selling, General & Administrative Expenses

    29%

29%

Gross Margin

  $173.0

$240.2

Net Sales

      2005

                   2006

2005 E.P.S. from continuing operations includes a $0.03 charge related to the repatriation of funds under AJCA and a $0.04 favorable impact related to the reversal of a restructuring reserve.

Capital Management

$118.8

$136.6

Working Capital

          $26.8

      YTD Spending

      Full Yr Expected - up to $95

Capital Expenditures:

45.0%

39.8%

     Debt to Total Invested Capital

$625.0

$652.7

Total Capitalization

$281.0

$259.9

Total Debt

12/31/05

6/30/06

($M)

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
52.2%
46.5%
40.5%
34.8%
45.0%
39.8%
2001
2002
2003
2004
2005
Q2 2006

Investing for Sustainable Growth

Debt to Total Capitalization

Goal: 40-45% excluding acquisitions and significant capital expansion

WEST Pharmaceutical SERVICES
UBS Global Life Sciences 2006

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-

Investing for Sustainable Growth

Summary

West has a set of competitive advantages that uniquely
position the company for future growth

These competitive advantages capitalize on the primary
growth drivers in key market segments

Global, diverse customer base

Global manufacturing capability

Solid financial base

Strong, experienced management team focused on
execution

Strong corporate governance

UBS Global Life Sciences 2006

Investing for Sustainable Growth

Donald E. Morel, Jr., Ph.D.

Chairman & Chief Executive Officer

William J. Federici

Vice President & Chief Financial Officer

UBS Global Life Sciences

September 27, 2006

NYSE: WST

www.westpharma.com